UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
 _________________
FORM 8-K
__________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) October 31, 2017
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Matrix Service Company
(Exact Name of Registrant as Specified in Its Charter)
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DELAWARE	001-15461	73-1352174
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	5100 E Skelly Dr., Suite 500, Tulsa, OK	74135
	(Address of Principal Executive Offices)	(Zip Code)
918-838-8822
(Registrant’s Telephone Number, Including Area Code)
NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
_________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected to not use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On October 31, 2017, Matrix Service Company (the "Company"), held its 2017 Annual Meeting of Stockholders (the "Annual Meeting"). Set forth below are the matters acted upon by the stockholders at the Annual Meeting, and the final voting results of each such proposal.
Proposal One - Election of Directors
The nominees for election to the Board of Directors were elected to serve for a term expiring at the 2018 annual meeting of stockholders or until their successors shall be duly elected and qualified. The results of the vote were as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non Votes
Martha Z. Carnes	21,064,720	185,790	10,158	3,742,223
John D. Chandler	21,051,643	201,425	7,600	3,742,223
John W. Gibson	20,903,050	350,017	7,601	3,742,223
John R. Hewitt	21,091,509	163,574	5,585	3,742,223
Tom E. Maxwell	20,504,550	750,534	5,584	3,742,223
James H. Miller	21,096,468	156,599	7,601	3,742,223
Jim W. Mogg	21,061,670	191,398	7,600	3,742,223

Proposal Two - Ratification of Selection of Independent Registered Public Accounting Firm
The proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal 2018 was approved. The results of the vote were as follows:

For	24,867,408
Against	132,906
Abstentions	2,577

Proposal Three - Advisory Vote to Approve Named Executive Officer Compensation
The stockholders voted to approve, on an advisory basis, named executive officer compensation for fiscal 2017. The results were as follows:

For	20,603,721
Against	599,872
Abstentions	57,075
Broker non votes	3,742,223

Proposal Four - Approval of One Year for the Frequency for Which Stockholders Will Have an Advisory Vote to Approve the Compensation Paid to Certain Executive Officers
The stockholders voted to approve one year for the frequency for which stockholders will have an advisory vote to approve the compensation paid to certain executive officers. The results were as follows:

One year	16,786,429
Two years	209,978
Three years	4,207,933
Abstentions	56,328
Broker non votes	3,742,223

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Matrix Service Company

Dated: November 3, 2017	By:	/s/ Kevin S. Cavanah

Kevin S. Cavanah
Vice President and Chief Financial Officer